UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Cooper Industries PLC

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***
NOTICE OF ANNUAL GENERAL MEETING AND IMPORTANT NOTICE
REGARDING THE AVAILABILITY OF PROXY MATERIALS
M20805-P92400
COOPER INDUSTRIES PLC

COOPER INDUSTRIES PLC
600 TRAVIS, SUITE 5600
HOUSTON, TX 77002
ATTN: CORPORATE SECRETARY

Meeting Information
Meeting Type:         Annual
For holders as of:   February 26, 2010
Date:  April 27, 2010   Time:  11:30 a.m. CDT

Location:	Cooper Industries 54th Floor Conference Room Chase Tower 600 Travis Houston, TX 77002

You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M20806-P92400
—  Before You Vote  —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement        2. Annual Report including 10-K        3. Irish Statutory Accounts including related reports
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 13, 2010 to facilitate timely delivery.

—  How To Vote  —
Please Choose One of the Following Voting Methods
Vote In Person: You may attend the meeting in person or appoint a proxy to attend on your behalf. This proxy does not have to be a shareholder. Please check the meeting materials for additional information regarding requirements relating to meeting attendance, voting in person and appointing a proxy other than the designated officers of the Company.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M20807-P92400

Voting Items

The Board of Directors recommends that you vote FOR each of the Director Nominees and FOR items 2, 3, 4 and 5.

1.	Election of Directors

Nominees:

1a. Stephen G. Butler 1b. Dan F. Smith 1c. Gerald B. Smith 1d. Mark S. Thompson

2.	Consider the Company’s Irish Statutory Accounts and the related reports of the directors and auditors.

3.	Appoint Ernst & Young as our independent auditors for the year ending 12/31/2010 and authorize the Audit Committee to set their remuneration.

4.	Authorize any subsidiary of the Company to make market purchases of Company shares.

5.	Authorize the reissue price range of treasury shares (Special Resolution).

NOTE: In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

M20808-P92400